Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-G

KEY PERFORMANCE FACTORS
August 31, 1999



Expected B Maturity 9/15/06


Blended Coupon 5.4737%


Excess Protection Level
3 Month Average   5.71%
August, 1999   5.93%
July, 1999   6.02%
June, 1999   5.18%


Cash Yield18.20%


Investor Charge Offs 4.78%


Base Rate 7.50%


Over 30 Day Delinquency 4.81%


Seller's Interest 7.19%


Total Payment Rate14.37%


Total Principal Balance$46,158,397,644.87


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$3,316,578,126.38